Exhibit 15

                       JANUS ADVISER SERIES (THE "TRUST")

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes, and appoints Steven R. Goodbarn and Thomas A. Early, his true and lawful attorneys and agents in his name, place, and stead on his behalf (a) to sign and cause to be filed the registration statement of the Trust under the Securities Act of 1933, the Investment Company Act of 1940 and the laws and regulations of the various states, if applicable, amendments thereto, and all consents and exhibits thereto; (b) to withdraw such registration statement or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statement, and all amendments thereto, which said attorney may deem advisable; and (d) to make, file, execute, amend, and withdraw documents of every kind, and to take other action of whatever kind he may elect, for the purpose of complying with all laws relating to the sale of securities of the Trust, hereby ratifying and confirming all actions of said attorney hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing or withdrawal of such registration statement and all amendments, consents, and exhibits thereto.

     IN WITNESS WHEREOF, the undersigned has hereby set his hand as of this 3rd day of April, 2000.

SIGNATURE                          TITLE                           DATE


/s/Thomas H. Bailey                Chairman,                       April 3, 2000
Thomas H. Bailey                   (Principal Executive Officer)
                                   President and Trustee

                       JANUS ADVISER SERIES (THE "TRUST")

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes, and appoints Thomas H. Bailey, Steven R. Goodbarn and Thomas A. Early, his true and lawful attorneys and agents in his name, place, and stead on his behalf (a) to sign and cause to be filed the registration statement of the Trust under the Securities Act of 1933, the Investment Company Act of 1940 and the laws and regulations of the various states, if applicable, amendments thereto, and all consents and exhibits thereto; (b) to withdraw such registration statement or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statement, and all amendments thereto, which said attorneys may deem advisable; and (d) to make, file, execute, amend, and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with all laws relating to the sale of securities of the Trust, hereby ratifying and confirming all actions of any of said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing or withdrawal of such registration statement and all amendments, consents, and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereby set his hand as of this 3rd day of April, 2000.

SIGNATURE                          TITLE                           DATE


/s/James P. Craig                  Trustee                         April 3, 2000
James P. Craig, III

                       JANUS ADVISER SERIES (THE "TRUST")

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes, and appoints Thomas H. Bailey, Steven R. Goodbarn and Thomas A. Early, his true and lawful attorneys and agents in his name, place, and stead on his behalf (a) to sign and cause to be filed the registration statement of the Trust under the Securities Act of 1933, the Investment Company Act of 1940 and the laws and regulations of the various states, if applicable, amendments thereto, and all consents and exhibits thereto; (b) to withdraw such registration statement or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statement, and all amendments thereto, which said attorneys may deem advisable; and (d) to make, file, execute, amend, and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with all laws relating to the sale of securities of the Trust, hereby ratifying and confirming all actions of any of said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing or withdrawal of such registration statement and all amendments, consents, and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereby set his hand as of this 3rd day of April, 2000.

SIGNATURE                          TITLE                           DATE


/s/Gary O. Loo                     Trustee                         April 3, 2000
Gary O. Loo

                       JANUS ADVISER SERIES (THE "TRUST")

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes, and appoints Thomas H. Bailey, Steven R. Goodbarn and Thomas A. Early, his true and lawful attorneys and agents in his name, place, and stead on his behalf (a) to sign and cause to be filed the registration statement of the Trust under the Securities Act of 1933, the Investment Company Act of 1940 and the laws and regulations of the various states, if applicable, amendments thereto, and all consents and exhibits thereto; (b) to withdraw such registration statement or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statement, and all amendments thereto, which said attorneys may deem advisable; and (d) to make, file, execute, amend, and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with all laws relating to the sale of securities of the Trust, hereby ratifying and confirming all actions of any of said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing or withdrawal of such registration statement and all amendments, consents, and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereby set his hand as of this 3rD day of April, 2000.

SIGNATURE                          TITLE                           DATE

/s/Dennis B. Mullen                Trustee                         April 3, 2000
Dennis B. Mullen

                       JANUS ADVISER SERIES (THE "TRUST")

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes, and appoints Thomas H. Bailey, Steven R. Goodbarn and Thomas A. Early, his true and lawful attorneys and agents in his name, place, and stead on his behalf (a) to sign and cause to be filed the registration statement of the Trust under the Securities Act of 1933, the Investment Company Act of 1940 and the laws and regulations of the various states, if applicable, amendments thereto, and all consents and exhibits thereto; (b) to withdraw such registration statement or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statement, and all amendments thereto, which said attorneys may deem advisable; and (d) to make, file, execute, amend, and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with all laws relating to the sale of securities of the Trust, hereby ratifying and confirming all actions of any of said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing or withdrawal of such registration statement and all amendments, consents, and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereby set his hand as of this 3rd day of April, 2000.

SIGNATURE                          TITLE                           DATE


/s/James T. Rothe                  Trustee                         April 3, 2000
James T. Rothe

                       JANUS ADVISER SERIES (THE "TRUST")

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes, and appoints Thomas H. Bailey, Steven R. Goodbarn and Thomas A. Early, his true and lawful attorneys and agents in his name, place, and stead on his behalf (a) to sign and cause to be filed the registration statement of the Trust under the Securities Act of 1933, the Investment Company Act of 1940 and the laws and regulations of the various states, if applicable, amendments thereto, and all consents and exhibits thereto; (b) to withdraw such registration statement or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statement, and all amendments thereto, which said attorneys may deem advisable; and (d) to make, file, execute, amend, and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with all laws relating to the sale of securities of the Trust, hereby ratifying and confirming all actions of any of said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing or withdrawal of such registration statement and all amendments, consents, and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREBY SET HIS HAND AS OF THIS 3RD day of April, 2000.

SIGNATURE                          TITLE                           DATE

/s/William D. Stewart              Trustee                         April 3, 2000
William D. Stewart

                       JANUS ADVISER SERIES (THE "TRUST")

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes, and appoints Thomas H. Bailey, Steven R. Goodbarn and Thomas A. Early, his true and lawful attorneys and agents in his name, place, and stead on his behalf (a) to sign and cause to be filed the registration statement of the Trust under the Securities Act of 1933, the Investment Company Act of 1940 and the laws and regulations of the various states, if applicable, amendments thereto, and all consents and exhibits thereto; (b) to withdraw such registration statement or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statement, and all amendments thereto, which said attorneys may deem advisable; and (d) to make, file, execute, amend, and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with all laws relating to the sale of securities of the Trust, hereby ratifying and confirming all actions of any of said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing or withdrawal of such registration statement and all amendments, consents, and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

     IN WITNESS WHEREOF, the undersigned has hereby set his hand as of this 3rd day of April, 2000.

SIGNATURE                          TITLE                           DATE


/s/Martin H. Waldinger             Trustee                         April 3, 2000
Martin H. Waldinger